Exhibit 99.2
Q3 2023 Quarterly Update November 7 , 2023 NASDAQ: RIOT

Statements in this presentation that are not statements of historical fact are forward-looking statements that reflect management’s current expectations, assumptions, and estimates of future performance and economic conditions, and are not guarantees of future performance or actual results. Such statements are made in reliance on the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may include, but are not limited to, statements about the benefits of acquisitions, including potential future financial and operating results, as well as the Company’s plans, objectives, expectations, and intentions. Words such as “anticipates,” “believes,” “plans,” “expects,” “intends,” “will,” “potential,” “hope,” and similar expressions are intended to identify forward-looking statements; however, forward-looking statements may be made without such signifying expressions. Because such forward-looking statements reflect management’s current expectations, assumptions and estimates of future performance and economic conditions, they are subject to risks and uncertainties that may cause actual results to differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: unaudited estimates of Bitcoin production; our future hash rate growth (EH/s); the anticipated benefits, construction schedule, and costs associated with the Corsicana Facility; our expected schedule of new miner deliveries; our ability to successfully deploy new miners; MW capacity under development; risks related to our realization of the benefits we anticipate from immersion-cooling; risks related to the success, schedule, cost and difficulty of integrating businesses we acquire; our failure to realize anticipated efficiencies and strategic and financial benefits from our acquisitions; and the impact that COVID-19 and other global events may have on us, our customers, our suppliers, and on economic conditions in connection with our estimated timelines, future performance and operations. Detailed information regarding the factors identified by the Company’s management which they believe may cause actual results to differ materially from those expressed or implied by the forward-looking statements contained in this presentation may be found in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including the risks, uncertainties and other factors discussed under the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as amended, and the other filings the Company makes with the SEC, copies of which may be obtained from the SEC’s website, www.sec.gov. In addition to these risks and those identified by the Company’s management and disclosed in the Company’s filings with the SEC, other risks, factors and uncertainties not identified by management, or which management does not presently believe to be material to the Company, its business or prospects, may also materially affect the Company’s actual future results, including in ways adverse to the Company’s business. All forward-looking statements included in this presentation are made only as of the date of this presentation, and the Company disclaims any intention or obligation to update or revise any such forward-looking statements to reflect events or circumstances that subsequently occur, or of which the Company hereafter becomes aware, except as required by law. Persons reading this presentation are cautioned not to place undue reliance on such forward-looking statements. 2 Forward Looking Statements

Riot Platforms (NASDAQ: RIOT) is the Leading Bitcoin-Driven Infrastructure Platform

1 Significant scale of operations

- Total revenue[1]: **$52 million**
- **98,694** miners deployed / **10.9 EH/s** hash rate deployed[2]
- **1,106** Bitcoin mined[1] / **~12.0** Bitcoin mined/day

2 Low-cost producer

- YTD Direct cost to produce 1 BTC[3]: **$5,537/BTC**
- YTD Bitcoin Mining gross margin[3]: **79%**
- YTD Cost of power[3]: **1.7c/kWh**

3 Strong financial and liquidity position

- Cash balance[4]: **$290 million**
- Bitcoin held[4]: **7,327 BTC (~$198 million)**
- Long-term debt outstanding[5]: **Zero**

RIOT

1. *Three months ended September 30, 2023.*
2. *As of September 30, 2023. Excludes 14,250 miners that are offline as a result of damage to Building G from the severe winter weather in Texas in late December 2022.*
3. *Nine months ended September 30, 2023. Non-GAAP, net of $42.3 million of power curtailment credits allocated to Bitcoin Mining. Direct cost to produce 1 BTC of $14,010 based on GAAP cost of Bitcoin Mining revenues, resulting in GAAP 46% Bitcoin Mining gross margin.*
4. *As of September 30, 2023. Estimated fair value of 'Bitcoin held' based on applying the market price of one Bitcoin on September 30, 2023, of approximately $26,968 to the Company's 7,327 Bitcoin held.*
5. *As of September 30, 2023. Does not include $0.7MM of long-term debt held at the ESS Metron level.*

3

Q3 2023 Financial and Operational Results 4

Riot Platforms Q3 2023 Snapshot 5 Q3 2023 Notes Ending hash rate deployed1 10.9 EH/s ▪ 95% increase year-over-year Bitcoin produced 1,106 BTC ▪ 6% increase year-over-year Bitcoin sold 1,040 BTC ▪ $29.7 million in proceeds received (avg. price of $28,530 per BTC) Bitcoin held 7,327 BTC ▪ $197.6 million (unaudited)2 Revenue $51.9 million ▪ 12% increase year-over-year Adj. EBITDA3 $31.6 million ▪ 61% EBITDA margin Power curtailment credits $49.6 million ▪ 367% increase quarter-over-quarter Net loss / Net loss per share $(45.3) million / $(0.25) ▪ Includes $64.6 million in D&A and $4.0 million in non-cash impairment of BTC 1. Excludes 14,250 miners that are offline as a result of damage to Building G from the severe winter weather in Texas in late December 2022. 2. Estimated fair value based on applying the market price of one Bitcoin on September 30, 2023, of approximately $26,968 to the Company’s 7,327 Bitcoin held. 3. Adjusted EBITDA is a non-GAAP financial measure, see slides 21 and 22 for definitions of Non-GAAP Measures and Reconciliations.

New All-Time Records in Miners Deployed and Hash Rate Capacity, while Significantly Executing on Power Strategy

Ending miners deployed (# of miners)



+77%
55,728
98,694 1
Q3 2022 2
Q3 2023 3

Ending hash rate deployed (EH/s)



+95%
5.6
10.9 1
Q3 2022 2
Q3 2023 3

Bitcoin produced (# of BTC) [4]



BTC Mined
BTC Equivalent in Power Credits
+73%
1,659
617
1,042
2,863
1,757
1,106
Q3 2022 2
Q3 2023 3

Bitcoin held (# of BTC)



+8%
6,766
7,327
Q3 2022 2
Q3 2023 3

- New all-time records in 98,694 miners deployed and 10.9 EH/s hash rate capacity achieved at end of Q3 2023
- Miners and hash rate deployed grew nearly 2x year-over-year
- 1,106 Bitcoin produced
- Generated $49.6MM in power credits, of which $31.2MM have been allocated to self-mining, representing an additional equivalent of 1,757 Bitcoin produced for the quarter [4]
- Bitcoin held increased to 7,327 Bitcoin, +8% year-over-year

RIOT

1. *Excludes 14,250 miners that are offline as a result of damage to Building G from the severe winter weather in Texas in late December 2022.*
2. *Quarter ended September 30, 2022.*
3. *Quarter ended September 30, 2023.*
4. *Q3 2023 figure calculated as $49.6MM in total power credits divided by average daily BTC price during applicable period of $28.2K. Q3 2022 figure calculated as $13.1MM in total power credits divided by average daily BTC price during applicable period of $21.2K.*

6

5.6 EH/s 9.7 EH/s 10.5 EH/s 10.7 EH/s 10.9 EH/s Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 $22.1 $30.7 $48.0 $49.7 $31.2 61% 39% 58% 70% 122% 0% 20% 40% 60% 80% 100% 120% 140% Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Revenue ($ million) Gross margin (%) 7 ▪ $49.6MM in power credits, of which $31.2MM have been allocated to self-mining, exceeded total cost of revenue of $24.4MM during this quarter ▪ Realized a NEGATIVE COST to mine per Bitcoin in the quarter, driven by successful execution of Riot’s unique power strategy ▪ Bitcoin Mining gross margins1 significantly increased in Q3 2023 due to power strategy and increase in average Bitcoin prices 1. Non-GAAP, net of power curtailment credits allocated to Bitcoin Mining. GAAP gross margin figures of 33% in Q3’22, 26% in Q4’22, 54% in Q1’23, 52% in Q2’23, and 22% in Q3’23. 2. Excludes 17,040, 17,040, and 14,250 miners, respectively, that were offline as a result of damage to Building G from the severe winter weather in Texas in late December 2022. 3. Three months ended September 30, 2023. Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Avg. BTC price $21,184 $17,935 $22,704 $28,024 $28,230 # of BTC produced 1,042 1,712 2,115 1,775 1,106 Cost to Mine1 $8,227 $9,744 $9,438 $8,389 ($6,141) Riot Revenue Breakdown – Q3 20233 Revenue / Gross Margin1 (%) Ending Hash Rate Capacity Bitcoin Mining – Gross Margin Increase in Q3 2023 Driven by Power Strategy 60% 30% 10% +73% +8% 1 2 2 2 +2% Bitcoin Mining Data Center Hosting Engineering +2% Not including:

$8.4 $9.0 $9.0 $7.7 $5.1 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 $1.1 $(6.4) $(15.5) $(9.8) $(2.7) 13% (71%) (171%) (127%) (52%) Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Gross profit ($ million) Gross margin (%) 8 Data Center Hosting – Legacy Contracts Continue to be Addressed ▪ Decrease in Q3 2023 hosting revenues of $2.6MM driven by reduction in number of hosted customers over the period ▪ Generated $49.6MM in total power credits of which $18.4MM have been allocated to hosting business ▪ Power Credits drove reduction in losses on Hosting business during the quarter ▪ Removed GMO’s hosted miners out of Building A at the Rockdale Facility ▪ Riot continued to press claims through litigation with hosting client Rhodium Riot Revenue Breakdown – Q3 20232 1. Non-GAAP, net of power curtailment credits allocated to Data Center Hosting. GAAP gross profit figures of $(5.9m) in Q3'22, $(8.6m) in Q4'22, $(16.6m) in Q1’23, $(14.5m) in Q2’23, and $(21.0m) in Q3’23. GAAP gross margin figures of (70%) in Q3’22, (95%) in Q4’22, (184%) in Q1’23, (189%) in Q2’23, and (412%) in Q3’23. 2. Three months ended September 30, 2023. Gross Profit1 / Gross Margin1 (%) Revenue / Growth per Quarter (%) +7% +1% 1 1 -34% Bitcoin Mining Data Center Hosting Engineering -15% 60% 30% 10%

$2.0 $3.5 $0.6 $1.1 $2.3 13% 17% 4% 6% 15% Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Gross profit ($ million) Gross margin (%) $15.8 $20.5 $16.1 $19.3 $15.5 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 9 Engineering – Strong Data Center Demand Driving Margin Expansion +29% -21% 20% ▪ 15% gross margin for Q3 2023, increased from 6% in Q2 2023 ▪ Expect continued growth in data center demand from existing and new clients ▪ Engineering business dynamically positioned for growth in data center businesses driven by an increase in AI applications Riot Revenue Breakdown – Q3 20231 1. Three months ended September 30, 2023. Revenue / Growth per Quarter (%) Gross Profit / Gross Margin (%) Bitcoin Mining Data Center Hosting Engineering -20% 60% 30% 10%

Power Strategy Execution in Q3 2023 10

Fixed Power Block Gives Riot Ability to Benefit from High Power Costs When Bitcoin Mining may be Less Economical



$210/MWh
$190/MWh
$170/MWh
$150/MWh
$130/MWh
$110/MWh
$90/MWh
$70/MWh
$50/MWh
$30/MWh
$10/MWh
-$10/MWh
LZ South Average Settlement Price [1]
$/MWh Mining Revenue [2]
Average settlement price >$500/MWh
Riot's average cost of power [3]
January-23
February-23
March-23
April-23
May-23
June-23
July-23
August-23

1. ERCOT South Hub (7x24) average historical settlement price from January 1, 2023, to August 19, 2023.
2. Riot's $/MWh self-mining revenue, based on BTC mined per day, BTC closing price, and self-mining power draw per day.
3. 6-months ended June 30, 2023. Non-GAAP, net of $10.7 million of power curtailment credits allocated to Bitcoin Mining.

RIOT 11

Long-Term Power Contracts Form the Basis of Riot's Power Strategy

Riot's 345MW Long-Term 24/7 Fixed-Price Power Contract

Makes Possible

Riot's Power Strategy Employed Through 3 Primary Mechanisms

1 Manual Curtailment

- Riot powers down operations and returns power back to the utility when market prices are higher than Bitcoin mining revenues
- Riot receives power credits for difference between market power price and Riot's fixed power price
- Economic maximization between Bitcoin mining and electricity markets

Power Credits Received	
July 2023	$5.7 Million
August 2023	$22.5 Million
September 2023	$10.3 Million
Q3 2023 Total	**$38.5 Million**

2 ERCOT Ancillary Services

- Riot competitively bids to sell ERCOT the option to control Riot's electrical load in certain hours
- ERCOT compensates in the form of Demand Response Credits, which are received whether or not ERCOT calls to power down

Demand Response Credits Received	
July 2023	$1.9 Million
August 2023	$7.0 Million
September 2023	$2.3 Million
Q3 2023 Total	**$11.1 Million**

3 ERCOT 4 Coincident Peak ("4CP") Program

- Riot voluntarily powers down operations during times of peak demand in summer months
- Participation gives substantial savings on transmission costs in future power bills, reducing overall power costs
- Saves Riot ~$1MM per month on transmission costs

RIOT
12

$36.6 $161.4 $81.9 $26.5 ($117.5) ($13.8) ($150.00) ($100.00) ($50.00) $0.00 $50.00 $100.00 $150.00 $200.00 July August September LZ South Riot Self-Mining Power Cost Utilization of Power Strategy Drives Significant Reductions in Effective Power Costs to Riot 13 ▪ Riot’s unique power strategy consistently outperforms buying spot power from ERCOT in its load zone ▪ When other miners are forced to turn off due to high prices, Riot can use its fixed low-price contracts to sell power to the utility provider ▪ Demand Response and Power Credits received lower Riot’s effective power price per MWh 1. ERCOT average real-time settlement prices based on 15-minute settlement windows. Riot’s Rockdale Facility is located in ERCOT’s Load Zone South 2. Riot’s realized cost to mine per megawatt hour (MWh) is based on the amount of megawatt hours of self-mining in each month and the total expense under power contracts allocated to self-mining inclusive of any power curtailment or demand response credits allocated to self-mining for each month. Figures are inclusive of 2022 4CP savings as realized on 2023 power bills. All numbers shown here are preliminary and unaudited. Average Power Price per Month per MWh for Load Zone South and Riot 1 2

Growth Plans 14

Capex spent as of Q3 2023 Q4 2023 capex estimate 2024 capex estimate Total phase 1 capex G 15 Corsicana Facility – Riot's Second Large-Scale Facility [1 GW] 1. Phase 1 of the Corsicana Facility development is comprised of the buildout of an initial 400 MW of immersion-cooled data center infrastructure. 1 Corsicana Facility Under Development October 31st, 2023 Corsicana Phase 1 Capex Schedule1 $155 mm $333mm $128mm $50mm

16 Corsicana Facility – Planned Phase 1 Timeline Q4 2022 Groundbreaking Ceremony Kick-off Ground Works Q2 2023 Cut & Fill Structural Metal Buildings Delivered on Site Q4 2023 Tanks Commissioning Q4 2023 Building A1 Erection Q2 2023 Inventory Building Cut & Fill Q1 2024 First Batch of Miners Online Q2 2024 Second Batch of Miners Online

Q3 2023 Estimated BTC sales Corsicana Facility 400 MW build-out Corsicana miner purchase 17 1. As of September 30, 2023. 2. Assumes $34,000 BTC price increasing at a 2% monthly escalator and global network hash rate of 430 EH/s in 2023 (October to December) and 460 EH/s in 2024 (January to December), majority of monthly BTC production sold (net of fees), self-mining operations from the Rockdale Facility, and estimated Company future deployed self-mining hash rate at the Corsicana Facility. 3. Assumes outstanding infrastructure capital expenditure as of September 30, 2023, only. 4. Includes miner costs to fill out all the Phase 1 400MW Corsicana build-out. ‘$178 million optional order’ figure only includes the first option of 33,280 miners and does not include the second option of 33,280 miners. $290 million Cash balance1 3 4 7,327 BTC1 2 Industry-Leading Financial Strength, with Growth Plans Through Year-End 2024 Already Fully-Funded and Independent of External Financing $178 million $108 million $178 million optional order 4

18 Strong Visibility on Growth Plan through 2025 Note: ‘Optional MicroBT Order’ represents hash rate increase associated with Riot’s option to order an additional 66,560 miners, representing approximately 16.1 EH/s in total. Currently assumes a deployment schedule of 16,640 miners in Q4’24, 16,640 miners in Q1’25, 16,640 miners in Q3’25, and 16,640 miners inQ4’25. Historical Rockdale Rockdale Building ‘G’ Corsicana Optional MicroBT Order Assuming full exercise of additional MicroBT purchase option 3.1 EH/s 9.7 EH/s 10.5 EH/s 10.7 EH/s 10.9 EH/s 12.5 EH/s 16.3 EH/s 20.2 EH/s 20.2 EH/s 36.3 EH/s 0.0 EH/s 5.0 EH/s 10.0 EH/s 15.0 EH/s 20.0 EH/s 25.0 EH/s 30.0 EH/s 35.0 EH/s 40.0 EH/s 2021A 2022A Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 Q3'24 2025

Riot’s vision is to be the world’s leading Bitcoin-driven infrastructure platform 19

Appendix 20

21 Statement of Operations (Unaudited) 2023 2022 (in $ thousands, except for per share amounts) Revenue: - Bitcoin Mining $ 31,222 $ 22,070 - Data Center Hosting 5,108 8,371 - Engineering 15,536 15,824 - Other Revenue 25 25 Total Revenue $ 51,891 $ 46,290 Costs and Expenses: Cost of Revenue: - Bitcoin Mining $ 24,449 $ 14,677 - Data Center Hosting 26,135 14,223 - Engineering 13,194 13,780 Selling, General and Administrative 29,067 16,004 Depreciation and Amortization 64,569 26,559 Change in Fair Value of Derivative Asset (3,943) 17,749 Power Curtailment Credits (49,601) (13,070) Realized Gain on Sale of Bitcoin (13,495) (3,109) Impairment of Bitcoin 4,041 3,021 Loss/(Gain) on Sale of Equipment 5,306 (7,667) Total Costs and Expenses 99,722 82,167 Operating Income (Loss) $ (47,831) $ (35,877) Total Other Income (Expense) 2,349 490 Net Income (Loss) Before Taxes (45,482) (35,387) Total Income Tax Benefit (Expense) 157 2,952 Net Income (Loss) $ (45,325) $ (32,435) Basic and Diluted Net Income (Loss) per Share $ (0.25) $ (0.21) Basic and Diluted Weighted Average Number of Shares Outstanding 180,952,689 153,895,123 Three Months Ended September 30,

22 Balance Sheet (Unaudited) As of September 30, As of December 31, 2023 2022 (in $ thousands, except for per share amounts) Assets: Current Assets: Cash and Cash Equivalents $ 290,107 $ 230,328 Accounts Receivable, net 12,683 26,932 Contract Assets 22,513 19,743 Prepaid Expenses and Other Current Assets 35,989 32,661 Bitcoin 151,825 109,420 Future Power Credits, Current Portion 271 24,297 Total Current Assets $ 513,388 $ 443,381 Property and Equipment, net $ 667,808 $ 692,555 Deposits 120,936 42,433 Finite-lived Intangible Assets, net 17,159 21,477 Derivative Asset 108,771 97,497 Operating Lease Right-of-Use Assets 21,064 21,673 Future Power Credits, less current portion 638 638 Other Long-Term Assets 5,620 310 Total Assets $ 1,455,384 $ 1,319,964

23 Balance Sheet (Unaudited) (continued) As of September 30, As of December 31, 2023 2022 (in $ thousands, except for per share amounts) Liabilities and Stockholders' Equity: Current Liabilities: Accounts Payable $ 8,898 $ 18,445 Contract Liabilities 5,787 8,446 Accrued Expenses 25,200 65,464 Deferred Gain on Acquisition Post-Close Dispute Settlement 26,007 Deferred Revenue, current portion 2,564 2,882 Contingent Consideration Liability - Future Power Credits, current portion 271 24,297 Operating Lease Liability, current portion 2,388 2,009 Total Current Liabilities $ 71,115 $ 121,543 Deferred Revenue, less current portion $ 16,331 $ 17,869 Operating Lease Liability, less current portion 19,516 20,242 Contingent Consideration Liability - Future Power Credits, less current portion 638 638 Other Long-Term Liabilities 7,083 8,230 Total Liabilities $ 114,683 $ 168,522 Stockholders' Equity: Preferred Stock, no par value, 15,000,000 shares authorized: 2% Series A Convertible Preferred stock; 2,000,000 shared authorized; no shares issued and outstanding as of September 30, 2023 and December 31, 2022 - - 0% Series B Convertible Preferred stock; 1,750,001 shares authorized; no shares issued and outstanding as of September 30, 2023 and December 31, 2022 - - Common Stock, no par value; 340,000,000 shares authorized; 196,300,944 and 167,751,112 shares issued and outstanding as of September 30, 2023 and December 31, 2022, respectively 2,225,743 1,907,784 Accumulated Deficit (885,042) (756,342) Total Stockholders' Equity 1,340,701 1,151,442 Total Liabilities and Stockholders' Equity $ 1,455,384 $ 1,319,964

24 Non-GAAP Adjusted EBITDA (Unaudited) * Indicates Non-GAAP measure. We use Adjusted EBITDA to eliminate the effects of certain non-cash and/or non-recurring items, that do not reflect our ongoing strategic business operations. Adjusted EBITDA includes impairment of Bitcoin charges. Adjusted EBITDA is provided in addition to, and not as a substitute for, or as superior to, the comparable GAAP measure, Net Income. For a full reconciliation of the Non-GAAP measures we use to their comparable GAAP measures, see the discussion under the heading “Non-GAAP Measures” commencing on page 29, under Item 2, “Management’s Discussion & Analysis” in our September 30, 2023, Form 10-Q. 2023 2022 (in $ thousands, except for per share amounts) Net Income (Loss) $ (45,325) $ (32,435) Interest (Income) Expense (2,318) (348) Income Tax Expense (Benefit) (157) (2,952) Depreciation and Amortization 64,569 26,559 EBITDA $ 16,769 $ (9,176) Non-Cash / Non-Recurring Operating Expenses and Adjustments: Stock-Based Compensation Expense $ 13,519 $ 3,561 Change in Fair Value of Derivative Asset (3,943) 17,749 Unrealized (Gain) Loss on Marketable Equity Securities - (142) Loss (Gain) on Sale/Exchange of Equipment 5,306 (7,667) Other (Income) Expense (31) - Other Revenue, (Income) Expense Adjustments: License Fees (25) (25) Total Adjustments 14,826 13,476 Adjusted EBITDA $ 31,595 $ 4,300 Three Months Ended September 30,

25 Non-GAAP Cost of Revenues (Unaudited) * Indicates Non-GAAP measure. We use these Non-GAAP measures to evaluate the performance of our core business operations, Bitcoin Mining and Data Center Hosting, after including the impact of our power management strategy. They are provided in addition to, and not as a substitute for, or superior to, their comparable GAAP measures, Revenue and Cost of Revenues. For a full reconciliation of the Non-GAAP measures we use to their comparable GAAP measures, see the discussion under the heading “Non-GAAP Measures” commencing on page 29, under Item 2, “Management’s Discussion & Analysis” in our September 30, 2023, Form 10-Q. 2023 2022 (in $ thousands, except for per share amounts) Bitcoin Mining: Revenue $ 31,222 $ 22,070 Cost of Revenue 24,449 14,677 Power Curtailment Credits allocated to Bitcoin Mining (31,249) (6,104) Cost of Revenue, net of Power Curtailment Credits (6,800) 8,573 Bitcoin Mining Revenue in excess of Cost of Revenue, net of Power Curtailment Credits $ 38,022 $ 13,497 Bitcoin Mining Revenue in excess of Cost of Revenue, net of Power Curtailment Credits as a percentage of Revenue 121.8% 61.2% Data Center Hosting: Revenue $ 5,108 $ 8,371 Cost of Revenue 26,135 14,223 Power Curtailment Credits allocated to Data Center Hosting (18,352) (6,996) Cost of Revenue, net of Power Curtailment Credits 7,783 7,227 Data Center Hosting Revenue in excess of Cost of Revenue, net of Power Curtailment Credits $ (2,675) $ 1,144 Data Center Hosting Revenue in excess of Cost of Revenue, net of Power Curtailment Credits as a percentage of Revenue -52.4% 13.7% Total Consolidated Power Curtailment Credits $ (49,601) $ (13,100) Three Months Ended September 30,